M Fund, Inc. (the “Corporation”)

Supplement dated May 13, 2022 to the

Statement of Additional Information of the Corporation

dated May 1, 2022

In the section entitled “Management of the Funds,” the Officers of the Corporation table on page 23 is deleted in its entirety and replaced with the following:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Erik Bjorvik 1125 NW Couch St., Suite 900 Portland, OR 97209 51	President	One Year Since May 2022	Vice President, M Financial Asset Management, 2010 to May 2022; President, M Financial Asset Management, May 2022 to present; President, M Financial Investment Advisers, May 2022 to present; Vice President, M Financial Holdings, January 2022 to present.
David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 56	Secretary and Treasurer	One Year 15 Years	Accounting Director, M Financial Group, 1999 to present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Asset Management, Inc., 2016 to present.

In the section entitled “Management of the Funds,” the second paragraph following the Chief Compliance Officer of the Corporation table on page 24 is deleted in its entirety and replaced with the following:

The Board is led by the Chair of the Board who is elected annually and is not an “interested person” of the Corporation for purposes of the 1940 Act. The position of Chair is separate from the position of President. Mr. Pierson, an independent Director, currently serves as the Chair of the Board and Mr. Bjorvik, President of the Adviser, currently serves as President of the Corporation. The Corporation believes this leadership structure is appropriate because having an Independent Director serve as Chair provides the Board with a measure of independence, while having an executive officer of the Adviser serve as President brings extensive knowledge of the Corporation’s day-to-day operations to the executive function.

In the section entitled “Investment Advisory and Other Services,” the first paragraph under “Investment Adviser” on page 28 is deleted in its entirety and replaced with the following:

M Financial Investment Advisers, Inc. is the investment adviser of the Corporation and its Funds. Erik Bjorvik serves as President of the Adviser and President of the Corporation; David Lees serves as Secretary and Treasurer of the Adviser and Secretary and Treasurer of the Corporation; and Kenneth A. Kalina serves as Chief Compliance Officer and Anti-Money Laundering Officer of the Adviser and of the Corporation.

Please retain this Supplement for future reference.